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                          EXHIBIT 3(c)

                           BY-LAWS OF
                     INTERGRAPH CORPORATION
                 RESTATED AS OF AUGUST 11, 1993

             (Incorporated by reference to exhibits
            filed with Intergraph's Quarterly Report
                      on Form 10-Q for the
                  quarter ended June 30, 1993,
                        File No. 0-9722)

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